Exhibit 99.1

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2015, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

FIAT CHRYSLER AUTOMOBILES N.V.
25 St. James’s Street
London SW1A 1HA
United Kingdom
LETTER OF TRANSMITTAL
To Exchange
4.500% Senior Notes due 2020 issued on April 14, 2015
5.250% Senior Notes due 2023 issued on April 14, 2015
Exchange Agent:
THE BANK OF NEW YORK MELLON

TO: The Bank of New York Mellon

By Facsimile Transmission: (For Eligible Institutions Only) (732) 667-9409 Attn: Corporate Trust Operations Reorganization Unit Confirm by Telephone: (315) 414-3360	By Overnight Delivery or Mail: The Bank of New York Mellon Trust Company, N.A. Corporate Trust Operations Reorganization Unit 111 Sanders Creek Parkway East Syracuse, New York 13057

Delivery of this instrument to an address other than as set forth above or transmission of this instrument to a facsimile number other than as set forth above does not constitute a valid delivery.

The undersigned acknowledges receipt of the Prospectus dated                , 2015 (the “Prospectus”) of Fiat Chrysler Automobiles N.V., a public limited liability company incorporated under the laws of the Netherlands (the “Company”) and this Letter of Transmittal (this “Letter”), which together constitute the Company’s offers (the “Exchange Offers”) to exchange (1) up to $1,500,000,000 aggregate principal amount of the Company’s newly issued 4.500% Senior Notes due 2020 (the “2020 Notes”) registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of the Company’s outstanding unregistered 4.500% Senior Notes due 2020 issued on April 14, 2015 (the “Initial 2020 Notes”), and (2) up to $1,500,000,000 aggregate principal amount of the Company’s newly issued 5.250% Senior Notes due 2023 (the “2023 Notes” and, together with the “2020 Notes,” the “Notes”) registered under the Securities Act for any and all of the Company’s outstanding unregistered 5.250% Senior Notes due 2023 issued on April 14, 2015 (the “Initial 2023 Notes” and, together with the “Initial 2020 Notes,” the “Initial Notes”). Throughout this Letter, each of the above-referenced offers (1) and (2) is referred to as an “Exchange Offer,” and together the “Exchange Offers.”
The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offers.
All holders of Initial Notes who wish to tender their Initial Notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Initial Notes or, if a tender of Initial Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”), confirm such book-entry transfer (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering mandated by the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) described in the Instructions to this Letter. Holders of Initial Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth under the caption “The Exchange Offers—How to Use the Guaranteed Delivery Procedures if You Will Not Have Enough Time to Send All Documents to Us” in the Prospectus. (See Instruction 1).

Upon the terms and subject to the conditions of the Exchange Offers, the acceptance for exchange of Initial Notes validly tendered and not withdrawn and the issuance of the Notes will be made on the Exchange Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Initial Notes when, as and if the Company has given written notice thereof to the Exchange Agent. The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above.
PLEASE READ THIS ENTIRE LETTER, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW.
Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.
List in Box 1 below the Initial Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Initial Notes on a separate signed schedule and affix that schedule to this Letter.

BOX 1
TO BE COMPLETED BY ALL TENDERING HOLDERS

Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)	Series of Initial Notes Being Tendered	Certificate Number(s)(1)	Aggregate Principal Amount of Initial Notes	Principal Amount of Initial Notes Tendered If Less Than All (2)

Total:

1.	Need not be completed if Initial Notes are being tendered by book-entry.

2.
The minimum permitted tender is $200,000 in principal amount. All tenders must be in the amount of $200,000 or in integral multiples of $1,000 in excess thereof. Unless otherwise indicated, the entire principal amount of Initial Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

The Exchange Offers are subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
DTC Account Number:
Transaction Code Number:

BY CREDITING THE INITIAL NOTES TO THE EXCHANGE AGENT’S ACCOUNT WITH ATOP AND BY COMPLYING WITH APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFERS, THE HOLDER OF THE INITIAL NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THE LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH INITIAL NOTES ALL PROVISIONS OF THE LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Owner(s):
Date of Execution of Notice of Guaranteed Delivery:
Window Ticket Number (if available):
Name of Eligible Institution which Guaranteed Delivery:
☐	CHECK HERE IF INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR UNTENDERED INITIAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER(S) SET FORTH ABOVE.

Ladies and Gentlemen:
Upon the terms and subject to the conditions of the Exchange Offers, the undersigned tenders to the Company the principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Initial Notes tendered. The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Initial Notes, with full power of substitution, to: (a) deliver certificates for such Initial Notes; (b) deliver Initial Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Company against receipt by the Exchange Agent, as the undersigned’s agent, of the Notes to which the undersigned is entitled upon the acceptance by the Company of the Initial Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Initial Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.
The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Initial Notes tendered hereby and to acquire the Notes and agrees that the Company will acquire good, marketable and unencumbered title to the Initial Notes tendered hereby, free and clear of all security interests, liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete or evidence the exchange, assignment and transfer of the Initial Notes tendered for exchange hereby. The undersigned agrees that acceptance of any tendered Initial Notes by the Company and the issuance of Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Notes, the Company will have no further obligations or liabilities thereunder.
The undersigned hereby further represents to the Company that (i) the Notes to be acquired pursuant to the Exchange Offers will be acquired in the ordinary course of business of the person acquiring the Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any Notes directly or indirectly from the undersigned pursuant to the Exchange Offers is engaging or intends to engage in the distribution of the Notes and none of them have any arrangement or understanding with any person to participate in the distribution of the Notes, (iii) the undersigned and each person receiving any Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any broker-dealer or any person participating in the Exchange Offers for the purpose of distributing the Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “SEC”) set forth in the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) and the Morgan Stanley and Co., Inc. no-action letter (available June 5, 1991), as interpreted in the Shearman & Sterling no action letter (dated July 2, 1993), and similar no-action letters, (iv) the undersigned and each person receiving any Notes directly or indirectly from the undersigned pursuant to the Exchange Offers understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement and (v) neither the undersigned nor any person receiving any Notes directly or indirectly from the undersigned pursuant to the Exchange Offers is an “affiliate” of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Notes received in respect of such Initial Notes pursuant to the Exchange Offers; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Notes received in exchange for Initial Notes, where such Initial Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, until the earlier of (x) 180 days from the date on which the registration statement of which the Prospectus is a part is declared effective and (y) the date on which such broker-dealers are no longer required to deliver a prospectus in connection with market-making or other trading activities. In that regard, each broker-dealer who acquired Initial Notes for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Initial Notes and pursuant to this Letter, agrees that, upon receipt of notice from the Company of the existence of any fact or the happening of any event that makes any statement of material fact made in the Prospectus untrue, or that requires the making of any additions to or changes in the Prospectus to make the statements therein not misleading, such participating broker-dealer will suspend the sale of Notes pursuant to the Prospectus until such participating broker-dealer’s receipt of the copies of a supplemented or amended Prospectus or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

All authority conferred or agreed to be conferred by this Letter shall survive the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned’s heirs, personal representatives, successors, assigns, executors and administrators. Tenders may be withdrawn only in connection with the procedures set forth in the Instructions contained in this Letter. Except as otherwise stated in the Prospectus, this tender is irrevocable.
Unless otherwise indicated under “Special Delivery Instructions” in Box 4 below, the Exchange Agent will deliver Notes (and, if applicable, a certificate for any Initial Notes not tendered but represented by a certificate also encompassing Initial Notes which are tendered) to the undersigned at the address set forth in Box 1.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

BOX 2

PLEASE SIGN HERE WHETHER OR NOT INITIAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY
This box must be signed by registered holder(s) of Initial Notes exactly as their name(s) appear(s) on certificate(s) for Initial Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, attorney-in-fact, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)
X
X
(Signature(s) of Owner(s) or Authorized Signatory)
Date:
Name(s):
(Please Print)
Capacity (Full Title):
Address:
(Include Zip Code)
Area Code and Telephone No.:
Taxpayer Identification Number or Social Security Number:

SIGNATURE GUARANTEE (SEE INSTRUCTION 3 BELOW)
certain signatures must be guaranteed by an eligible institution

(Name of Eligible Institution Guaranteeing Signatures)

Address (Including Zip Code)

Telephone Number (Including Area Code) of Firm:

(Authorized Signature)

(Title)

(Print Name)

Date:

BOX 3

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
To be completed ONLY if certificates for Initial Notes in a principal amount not exchanged, or Notes, are to be issued in the name of someone other than the person whose signature appears in Box 2, or if Initial Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer facility other than the account indicated above.
Issue and deliver:
(Check appropriate boxes)
☐   Initial Notes not tendered
☐   Notes, to:
(Please Print)
Name:
Address:

Tax I.D. or Social Security Number:

BOX 4

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
To be completed ONLY if the Notes and/or any Initial Notes that are not tendered are to be sent to someone other than the registered holder of the Initial Notes whose signature appears in Box 2, or to such registered holder at an address other than that shown in Box 2.
Mail:
(Check appropriate boxes)
☐   Initial Notes not tendered
☐   Notes, to:
(Please Print)
Name:
Address:

Tax I.D. or Social Security Number:

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS
1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Initial Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Initial Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.
If tendered Initial Notes are registered in the name of the signer of this Letter and the Notes to be issued in exchange therefor are to be issued (and any untendered Initial Notes are to be reissued) in the name of the registered holder and delivered to the registered holder’s address as set forth in Box 2 or if the Initial Notes are tendered for the account of an Eligible Institution (as defined below), the signature of such signer need not be guaranteed. In any other case, the tendered Initial Notes must be endorsed or accompanied by written instruments of transfer in a form satisfactory to the Company and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an “Eligible Institution”) that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. In all other cases, the signature on this Letter must be guaranteed by an Eligible Institution.
Any beneficial owner whose Initial Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Initial Notes should contact such registered holder promptly and instruct such holder to tender Initial Notes on such beneficial owner’s behalf. If such beneficial owner wishes to tender such Initial Notes himself or herself, such beneficial owner must, prior to completing and executing this Letter and delivering such Initial Notes, either make appropriate arrangements to register ownership of the Initial Notes in such beneficial owner’s name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.
Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Initial Notes, including, if possible, the certificate numbers of the tendered Initial Notes, and the principal amount of Initial Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter, or an agent’s message, together with the certificates representing the Initial Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Initial Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption “The Exchange Offers–How to Use the Guaranteed Delivery Procedures if You Will Not Have Enough Time to Send All Documents to Us.” The method of delivery of Initial Notes and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.
A tender will be deemed to have been received as of the date when the tendering holder’s properly completed and duly signed Letter of Transmittal or agent’s message accompanied by the Initial Notes or a timely Book-Entry Confirmation, as the case may be, is received by the Exchange Agent. Issuances of Notes in exchange for Initial Notes tendered pursuant to a Notice of Guaranteed Delivery or letter or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal or agent’s message (and any other required documents) and the tendered Initial Notes (or a timely Book-Entry Confirmation).
All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Initial Notes will be determined by the Company, in its sole discretion, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company or its counsel, would be unlawful. The Company also reserves the right to waive any defect, irregularities or conditions of tender as to particular Initial Notes. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice to tendering holders of acceptance of their Initial Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

Neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.
2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Initial Notes will be accepted only in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Initial Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Initial Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Initial Notes not tendered will be sent to the holder, unless otherwise provided in Box 4, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Initial Notes represented by a submitted certificate is tendered (or, in the case of Initial Notes tendered by book-entry transfer, such non-exchanged Initial Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).
A tender pursuant to the Exchange Offers may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address or facsimile number set forth in the back cover of the Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Initial Notes to be withdrawn, the certificate numbers of Initial Notes to be withdrawn, the principal amount of Initial Notes to be withdrawn, a statement that such holder is withdrawing his election to have such Initial Notes exchanged, and the name of the registered holder of such Initial Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Initial Notes being withdrawn. The Exchange Agent will return the properly withdrawn Initial Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.
Alternatively, for a withdrawal to be effective for DTC participants, holders must comply with their respective standard operating procedures for electronic tenders and the Exchange Agent must receive an electronic notice of withdrawal from DTC prior to the Expiration Date. Any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Initial Notes and otherwise comply with the procedures of DTC.
3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Initial Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Initial Notes, without alteration, enlargement or any change whatsoever.
If any of the Initial Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Initial Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.
If this Letter is signed by the holder of record and (i) the entire principal amount of the holder’s Initial Notes are tendered; and/or (ii) untendered Initial Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Initial Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.
If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority to so act must be submitted, unless waived by the Company.
Signatures on this Letter must be guaranteed by an Eligible Institution, unless Initial Notes are tendered: (i) by a holder who has not completed the Box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Institution. If Initial Notes are registered in the name of a person other than the signer of this Letter, the Initial Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.
4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 3 or 4, as applicable, the name and address to which the Notes or certificates for Initial Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

5. TAX IDENTIFICATION NUMBER. A holder whose tendered Initial Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number (“TIN”)(e.g., the holder’s Social Security or federal employer identification number).
6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offers. If, however, the Notes or certificates for Initial Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Initial Notes to the Company or their order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.
7. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offers in the case of any Initial Notes tendered.
8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.
9. SUBSTITUTE FORM W-9; IRS FORM W-8. Each holder of Initial Notes whose notes are accepted for exchange (or other payee) is generally required to provide a correct TIN and certain other information, on Substitute Form W-9, which is provided under the caption “Important Tax Information” below, and to certify under penalties of perjury that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and 28% federal income tax backup withholding on payments made in connection with the Initial Notes or the Notes. Part 1 of the Substitute Form W-9 may be completed by writing “Applied For” if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If “Applied For” is indicated in Part 1 and a TIN is not provided by the time any payment is made in connection with the Initial Notes or the Notes, 28% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the IRS.
Each non-resident alien or foreign entity who is holder of Initial Notes and whose notes are accepted for exchange must also submit a properly completed applicable IRS Form W-8, certifying, under penalties of perjury, to such holder’s foreign status in order to establish an exemption from backup withholding. An applicable IRS Form W-8 can be found at the IRS website at http://www.irs.gov.
10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.
IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED INITIAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.
IMPORTANT TAX INFORMATION
Under U.S. federal income tax law, a holder of Initial Notes whose respective notes are accepted for exchange may be subject to backup withholding unless the holder provides The Bank of New York Mellon, as Paying Agent (the “Paying Agent”), through the Exchange Agent, with either (i) such holder’s correct TIN on Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Initial Notes is awaiting a TIN), (B) that the holder of Initial Notes is not subject to backup withholding because (x) such holder of Initial Notes is exempt from backup withholding, (y) such holder of Initial Notes has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the IRS has notified the holder of Initial Notes that he or she is no longer subject to backup withholding and (C) that the holder of Initial Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Initial Notes is a U.S. natural person, the TIN is such holder’s social security number. If the Paying Agent is not provided with the correct TIN, the holder of Initial Notes may also be subject to certain penalties imposed by the IRS.

Certain holders of Initial Notes (including, among others, all corporations and certain non-resident aliens and foreign entities) are not subject to these backup withholding requirements. However, exempt holders of Initial Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, provide its TIN and indicate by checking the appropriate boxes in of the Substitute Form W-9 that it is a corporation and that it is exempt from backup withholding. In order for a non-resident alien or foreign entity to qualify as an exempt recipient, the holder must submit the appropriate Form W-8, rather than a Form W-9, signed under penalties of perjury, attesting to that individual’s exempt status. A copy of the applicable Form W-8 may be obtained from the Paying Agent or at the IRS website at http://www.irs.gov. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.
If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Initial Notes or Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided the required information is furnished.
Part 1 of the Substitute Form W-9 may be completed by writing “Applied For” if the surrendering holder of Initial Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If “Applied For” is indicated in Part 1, the holder of Initial Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that “Applied For” is indicated in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the IRS.
The holder of Initial Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of such notes. If the Initial Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.
Regardless of backup withholding, payments of accrual interest to a non-resident alien or foreign entity will be subject to 30% U.S. federal withholding tax unless the non-resident alien or foreign entity provides proper certification on an applicable IRS Form
W-8.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Paying Agent. Social Security numbers and individual taxpayer identification numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give name and the SOCIAL SECURITY number of —
1 An individual’s account	The individual
2 Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3 Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4 a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
b. So-called trust account that is not a legal or valid trust under State law.	The actual owner (1)
5 Sole proprietorship or disregarded entity owned by an individual	The owner (3)
6 Grantor trust filing under Optional IRS Form 1099 Filing Method 1(see Treasury Regulation § 1.671-4(b)(2)(i)(B))	The grantor*
For this type of account:	Give the name and the EMPLOYER IDENTIFICATION number of —
7 Sole proprietorship or disregarded entity not owned by an individual	The owner
8 A valid trust, estate or pension trust	The legal entity (4)
9 Corporation or LLC electing corporate status on Form 8832 of Form 2553	The corporation
10 Association, club, religious, charitable, or educational organization	The organization
11 Partnership or multi-member LLC	The partnership
12 A broker or registered nominee	The broker or nominee
13 Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14 Grantor trust filing under the IRS Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Treasury Regulation § 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)
You must show your individual name and you may also enter your business or “DBA” name on the “Business Name/Disregarded Entity Name” line. You may use either your social security number or employer identification number (if you have one), but the IRS encourages you to use your social security number.

(4)
List first and circle the name of the trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

*Note:     Grantor also must provide a Form W-9 to trustee of the trust.
Note:     If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Obtaining a Number
If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, Form SS-4, Application for Employer Identification Number or Form W-7, Application for Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.
To complete Substitute Form W-9, if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part 1, check the box in Part 3, sign and date the Form, and give it to the requester.
Payee Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodian account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States, or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.
Payees that may be specifically exempted from backup withholding on certain payments include the following:

•	A corporation.

•	A financial institution.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A middleman known in the investment community as a nominee or custodian.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 664 or described in section 4947.

•	An entity registered at all times during the taxable year under the Investment Company Act of 1940.

•	A foreign central bank of issue.
Exempt payees should file Form W-9 to avoid possible erroneous backup withholding. If you are an exempt payee, you should furnish your taxpayer identification number, check the “exempt” box in part 2 on the face of the form in the space provided, sign and date the form and return it to the requester.
Privacy Act Notice.—Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty or agreement, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.
Penalties

1.
Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2.
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

3.	Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may be subject to criminal penalties including fines and/or imprisonment.

4.	Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of Federal Law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
ADVISOR OR THE INTERNAL REVENUE SERVICE.

Name (as shown on your income tax return)
Business Name/Disregarded Entity Name, if different from above
Check appropriate box: Individual/Sole proprietor Corporation Partnership Limited Liability Company. Enter the tax Classification (D =Disregarded entity, C =Corporation, P =Partnership). Other	Exemptions: Exempt payee code (if any) Exemption from FATCA reporting code (if any)
Address
City, State, and ZIP Code
SUBSTITUTE	PART 1 — Taxpayer Identification Number – Please provide your TIN in the box at the right and certify by signing and dating below. If awaiting TIN, write “Applied For” and see the note below.
IRS FORM W-9		Social Security Number
Department of the Treasury		OR
Employer Identification Number
Internal Revenue Service	PART 2 — If you are exempt from backup withholding, please check the box at ☐ Exempt Payee right.
Payor’s Request for Taxpayer Identification Number (TIN)
PART 3 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding,
(3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and
(4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE	__________________________ DATE	_________________
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.
_____________________________                            ______________________
Signature     Date